                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                          __________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 7, 1994



                       GREEN TREE FINANCIAL CORPORATION
                       --------------------------------
            (Exact name of registrant as specified in its charter)


        Minnesota                  0-11652                41-1263905
- --------------------------------------------------------------------------------
(State or other jurisdiction     (Commission            (IRS employer
     of incorporation)           file number)         identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
- --------------------------------------------------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:   (612) 293-3400
                                                         -------------------



                                Not Applicable
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.  Description
               -----------  -----------

                   4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of March 1, 1994 (without Exhibits K, L or M)

                   4.2 Cash Collateral Trust Agreement among The Daiwa Bank, Limited, as cash collateral depositor, First Bank National Association, as cash collateral trustee, Green Tree Financial Corporation, as seller and servicer, and Green Tree Finance Corp.--Two, as cash collateral beneficiary, dated as of March 1, 1994

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN TREE FINANCIAL CORPORATION



                              By: /s/John W. Brink
                                  ------------------------------
                                 John W. Brink
                                 Executive Vice President, Treasurer
                                    and Chief Financial Officer

                               INDEX TO EXHIBITS

Exhibit Number                                                     Page
- --------------                                                     ----
4.1       Pooling and Servicing Agreement between Green Tree
          Financial Corporation, as Seller and Servicer, and
          First Trust National Association, as Trustee, dated
          as of March 1, 1994 (without Exhibits K, L or M)

4.2       Cash Collateral Trust Agreement among The Daiwa Bank,
          Limited, as cash collateral depositor, First Bank
          National Association, as cash collateral trustee, Green Tree Financial Corporation, as seller and servicer, and Green Tree Finance Corp.--Two, as cash collateral beneficiary dated as of March 1, 1994